UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 27, 2020

Commission File Number:  021-214723

AzurRx BioPharma, Inc.
(Exact name of registrant as specified in its charter.)

Delaware
(State or other jurisdiction of incorporation or organization)
46-4993860
(IRS Employer Identification No.)

760 Parkside Ave., Suite 304, Brooklyn, New York 11226
(Address of principal executive offices)

646-699-7855
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [ x ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, par value $0.0001 per share
Trading Symbol(s)
AZRX
Name of exchange on which registered
Nasdaq Capital Market

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information required by this Item 3.01 is set forth under Item 8.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01 Other Events.

As previously disclosed, on December 20, 2019, AzurRx BioPharma, Inc. (the "Company") issued Edward J. Borkowski ("Borkowski"), the Chairman of the Board of Directors of the Company, (i) a Senior Convertible Promissory Note (the "Borkowski Note"), in the aggregate principal amount of $100,000 (the "Borkowski Note"), convertible into shares of the Company's common stock, par value $0.001 per share ("Common Stock") at a price of $0.97 per share (the "Conversion Price"), and (ii) a warrant to purchase shares of the Company's Common Stock with an exercise price of $1.07 per share. This issuance was part of a broader private offering to accredited investors (the "Private Offering"), as previously disclosed in the Company's Current Reports on Form 8-K filed with the Securities and Exchange Commission on December 30, 2019, January 6, 2020 and January 14, 2020.

On May 27, 2020, in connection with ongoing discussions with The Nasdaq Stock Market LLC regarding compliance with Listing Rule 5635 in the context of the Private Offering, the Company determined that its prior issuance of the Borkowski Note was inadvertently not in compliance with Listing Rule 5635(c). To remediate this non-compliance, on June 1, 2020, the Company and Mr. Borkowski promptly entered into an amendment to the Borkowski Note to increase the Conversion Price to $1.07 per share. Accordingly, the non-compliance with Listing Rule 5635(c) was remediated, and the Company is now compliant with Listing Rule 5635(c) with respect to the Borkowski Note. Discussions with The Nasdaq Stock Market LLC remain ongoing regarding compliance with Listing Rule 5635(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AzurRx BioPharma, Inc.

Date:   June 1, 2020
By:	/s/ James Sapirstein

Name: James Sapirstein
Title: President and Chief Executive Officer